SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, D.C.  20549



                               FORM 8-K


          Current Report Pursuant to Section 13 or 15(d) of
                 The Securities Exchange Act of 1934



  Date of Report (Date of earliest event reported):  July 21, 1995


                               FIGGIE INTERNATIONAL INC.
             (Exact name of registrant specified in its charter)


      Delaware               1-8591            52-1297376
   (State or other       (Commission File     (I.R.S. Employer
    jurisdiction of       Number)              Identification No.)
    incorporation)


  4420 Sherwin Road, Willoughby, Ohio            44094
  (Address of principal executive offices)      (Zip Code)


  Registrant's telephone number, including area code:  216/953-2700



                            (not applicable)
         (Former name or former address, if changed since last report)










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  Item 2.   Acquisition or Disposition of Assets.

       On July 21, 1995, Figgie International Inc. (the "Registrant") sold all of the stock in Safway Steel Products Inc. ("Safway"), its wholly-owned subsidiary, to THP United Enterprises, Inc., a joint venture owned by Thyssen AG and plettac AG (the "Buyer"). The Registrant received consideration of $67.2 million in cash of which $7.2 million will be held in escrow for certain periods described in the Stock Purchase Agreement, dated July 21, 1995, by and between the Registrant and the Buyer. The consideration was determined pursuant to arm's-length negotiations and based on a premium over the $42.1 million net book value of Safway as of December 31, 1994. The consideration will be subject to an adjustment, within 75 days after closing, to the extent that the net book value of Safway as of the closing date of the transaction is less than or greater than $42.1 million.

  Item 5.   Other Events.

       On July 21, 1995, the Registrant sold its Figgie Fire Protection Systems Division (the "Division") to Badger Fire Protection Inc. (formerly F.B. Acquisition Corp.), a wholly-owned indirect subsidiary of Williams Holdings PLC. The Division manufactures: regular and special hazard-fire extinguishing systems devices under Chemetron (Trademark), Range Guard (Trademark) and Safety First (Trademark) brand names; protection sprinkler devices; industrial, consumer and commercial fire extinguishers; and brass products and fittings for use in standpipe and fire sprinkler systems and for fire engines and fire-fighting equipment. The Registrant received $48.1 million in cash, subject to adjustment based on net assets of the Division as of June 30, 1995.

  Item 7.   Financial Statements and Exhibits.

         (a)  Financial Statements of Business Acquired

            Not applicable.

         (b)  Pro Forma Financial Information

            Pro forma financial information is not required.
            Safway and the Division are treated as discontinued operations in the Registrant's financial statements for the fiscal year ended December 31, 1994 and for the interim period ended March 31, 1995.

         (c)  Exhibits

              (2)(A)  Stock Purchase Agreement, dated July 21,
                      1995, by and between Figgie International
                      Inc. and THP United Enterprises, Inc.
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                              SIGNATURE

         Pursuant to the requirements of the Securities Exchange
  Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                 FIGGIE INTERNATIONAL INC.


                 By:  /s/ Steven L. Siemborski
                      Steven L. Siemborski
                      Senior Vice President and
                      Chief Financial Officer


  Dated: August 4, 1995





































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                            Exhibit Index


  Exhibit

  (2)(A) Stock Purchase Agreement, dated July 21, 1995, by and between Figgie International Inc. and THP United
         Enterprises, Inc.**



  **   Schedules and Exhibits are omitted.










































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